FRANKLIN
MICROCAP
VALUE FUND

Franklin Value Investors Trust


PROSPECTUS   December 12, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN


Franklin MicroCap Value Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek high total return, of which capital appreciation and income are components. The Fund seeks to achieve its objective by investing at least 65% of its total assets in securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes possess intrinsic values in excess of the current market price of such securities. The Fund may invest in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?"

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Fund, dated December 12, 1995 as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.


Contents                           Page

Expense Table....................         2

What Is the Franklin
 MicroCap Value Fund?............         3

How Does the Fund Invest Its Assets?      4

What Are the Fund's Potential Risks?      9

Who Manages the Fund?............        12

What Distributions Might I
 Receive from the Fund?..........        13

How Taxation Affects You and the Fund    15

How Do I Buy Shares?.............        15

What Programs and Privileges Are
 Available to Me as a Shareholder?       21

What If My Investment Outlook
 Changes? - Exchange Privilege...        23

How Do I Sell Shares?............        25

Telephone Transactions...........        29

How Are Fund Shares Valued?......        29

How Do I Get More Information
 About My Investment?............        30

How Does the Fund Measure Performance?   30

General Information..............        31

Registering Your Account.........        33

Important Notice Regarding
 Taxpayer IRS Certifications.....        33


Expense Table



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on contractual management and Rule 12b-1 fees and estimates of the other operating expenses of the Fund for the current fiscal year.

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) 4.50%

Deferred Sales Charge...............................................  NONE*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees.....................................................   0.75%
Rule 12b-1 Fees.....................................................   0.25%**
Other Expenses:
  Registration Fees..........................................  0.10%
  Reports to Shareholders....................................  0.07%
  Other Expenses.............................................  0.16%
Total Other Expenses................................................   0.33%
Total Fund Operating Expenses.......................................   1.33%





*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                           One Year     Three Years

                             $58*           $85

*Assumes that a contingent deferred sales charge will not apply.

This example is based on the estimated annual operating expenses shown above, including fees set by contract, and should not be considered a representation of future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. See "Who Manages the Fund?" for a description of the Fund's expenses. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


What Is the Franklin MicroCap Value Fund?



The Fund is a non-diversified, open-end series of the Trust, a management investment company, commonly called a "mutual fund." The Trust, formerly known as the Franklin Balance Sheet Investment Fund, was organized as a Massachusetts business trust on September 11, 1989, and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of two series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Board of Trustees of the Trust (the "Board") may determine at a future date, without submitting the matter to shareholders, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes. The Fund also reserves the right to convert to a master/feeder structure at a future date. Please see "General Information - Conversion to Master/Feeder Structure."

You may purchase shares of the Fund (minimum investment of $2,500 initially and $100 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.5% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

Effective at such time as the Fund's assets total $100 million, no new accounts, other than retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your account through new purchases, including purchases through reinvestment of dividends or capital gain distributions. The Fund reserves the right to modify this policy at any time.


How Does the Fund Invest Its Assets?



The investment objective of the Fund is to seek high total return, of which capital appreciation and income are components. The Fund will seek capital appreciation primarily by investing in the securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes are undervalued in the marketplace. Accordingly, a focus on balance sheet items will be an important element in the investment manager's analysis. The Fund will also seek income when consistent with its objective. The investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The policies used to achieve the objective are not fundamental, unless otherwise noted, and are subject to change without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

Types of Securities the Fund May Purchase

Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies with market capitalization under $100 million at the time of purchase and which, in the opinion of the investment manager, possess an opportunity for significant capital appreciation due to intrinsic values in excess of the current market price of such securities. The securities of these companies will typically be purchased at prices below the book value of the company. The investment manager, however, will take into account a variety of other factors in order to determine whether to purchase, and once purchased, whether to hold or sell such securities. In addition to book value, the investment manager may consider the following factors among others: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; and underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate. Investments in the securities of companies with market capitalization under $100 million may involve special risks. See "What Are the Fund's Potential Risks? - Small Companies." The Fund may invest the remainder of its assets, up to 35%, in securities of companies with similar characteristics but which have market capitalization over $100 million.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets which may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper and notes. The mixture of common stocks, preferred stocks and debt obligations will vary from time to time based upon the investment manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment objective.

In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices which the investment manager believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government or its agencies or instrumentalities which mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, as well as certain agency securities issued by the Government National Mortgage Association, the Federal Housing Administration and other agencies which may carry guarantees backed by the full faith and credit of the U.S. government; (2) securities of other U.S. government agencies or instrumentalities, such as certain securities issued by the Federal Home Loan Banks and the Student Loan Marketing Association, which may not be backed by the full faith and credit of the U.S. government but which are supported by the right of the issuer to borrow from the U.S. government or by the credit of the issuer; (3) bank obligations, including negotiable or non-negotiable certificates of deposit (subject to the Fund's 10% limitation on illiquid securities discussed under "Illiquid Investments" below), letters of credit and bankers' acceptances, or instruments secured by such obligations, issued by banks and savings institutions which are subject to regulation by the U.S. government, its agencies or instrumentalities and which have assets of over one billion dollars, unless such obligations are guaranteed by a parent bank which has total assets in excess of five billion dollars; (4) commercial paper considered by the investment manager to be of high quality and rated within the two highest rating categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the investment manager to be of high quality and rated within the two highest rating categories by S&P or Moody's. See "Appendix" in the SAI for a discussion of ratings.

Lower Rated Securities. The Fund may invest up to 25% of its net assets at the time of purchase in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, commonly called "junk bonds," which the investment manager believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. Although the Fund reserves the right to invest up to 25% of its assets in lower rated securities, it currently intends to limit such investments to no more than 5% of the Fund's net assets at the time of purchase. See "What Are the Fund's Potential Risks? - High Yielding, Fixed-Income Securities" in the SAI for further information concerning the risks of lower rated securities.

Convertible Securities. The Fund may invest in debt obligations and preferred stocks that are convertible within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may be called by the issuer but only after a specified date and under certain circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in any capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security, which will be either an operating company or an investment bank.

Because convertible securities have features of both common stock and fixed-income securities, their value can be influenced by both interest rate and market movements. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

When issued by an operating company, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed-income securities issued by the respective company. When convertible securities issued by operating companies are converted, the operating company typically issues new common stock to the holder of the security. However, if the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay out cash instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as the Fund's investments in fixed-income securities. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stocks generally have no maturity date and they pay dividends, rather than interest payments. For more information on convertible securities, including enhanced convertible securities, please see the SAI.

Foreign Securities. The Fund may invest in foreign securities, without restriction, provided such investments are consistent with the Fund's investment objective and policies. The Fund will ordinarily purchase foreign securities which are traded in the United States or purchase sponsored or unsponsored American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may purchase the securities of foreign issuers directly in foreign markets, and may purchase the securities of issuers in developing nations. See "What Are the Fund's Potential Risks? - Foreign Securities."

Options. When seeking high current income to achieve its investment objective of high total return, the Fund may write call options on securities, which are listed on a national securities exchange, and purchase listed call and put options on securities and securities indices. The Fund may write a call option only if the option is "covered," which means so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written. The Fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of the Fund's total assets.

An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. Options on securities indices are similar to options on securities except, rather than the right to purchase or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities. Transactions in options are generally considered "derivative securities." The Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations to achieve the Fund's investment objective and not for speculation. For more information about the Fund's investments in options, please see "What Are the Fund's Potential Risks? - Options" below and in the SAI and "How Does the Fund Invest Its Assets?" in the SAI.

The Fund's investment in options and certain securities transactions involving actual or deemed short sales (discussed below) may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. These securities require the application of complex and special tax rules and elections. For more information, please see "Additional Information Regarding Taxation" in the SAI.

Other Policies of the Fund

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

Borrowing. As a fundamental policy, the Fund may not borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests or for other temporary or emergency purposes in an amount up to 15% of its total assets (including the amount borrowed). The Fund will not make any additional investments while any borrowings exceed 5% of its total assets. The Fund may also not mortgage or pledge any of its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

Short-Selling. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security and will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

No securities will be sold short if, after the sale, the total market value of all the Fund's open short positions would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any one issuer may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they were sold short.

In addition to the short sales discussed above, the Fund may also make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and securities with legal or contractual restrictions on resale) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 50% but this rate should not be construed as a limiting factor in the operation of the Fund's portfolio.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

How You Participate in
the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.

To the extent the Fund's investments consist of debt securities, changes in the prevailing interest rates in any of the countries in which the Fund is invested will likely affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the Fund's share price. Changes in currency valuations will also affect the price of Fund shares. History reflects both increases and decreases in interest rates and in the valuation of the market and these may reoccur unpredictably in the future.


What Are the Fund's Potential Risks?



An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies. The Fund is designed for long-term investors, not as a trading vehicle, and is not intended to present a complete investment program. You should consider your individual investment objectives, as well as your other investments, when deciding whether to purchase shares of the Fund.

The Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. The Fund, however, intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies, such as the Fund, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Fund will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of any one issuer and, with respect to 50% of its total assets, more than 5% would be invested in the securities of any one issuer or more than 10% would be invested in the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. To the extent the Fund is not fully diversified, it may be more susceptible than a fully diversified fund to adverse economic, political or regulatory developments affecting a single issuer.

Small Companies. The Fund may invest in companies which have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks. The Fund should not be considered suitable if you are unable or unwilling to assume the risks of loss inherent in investments in small companies.

Foreign Securities. Investments in the securities of companies organized outside the U.S. or whose securities are principally traded outside the U.S. ("foreign issuers") may offer potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the investment manager, to offer more potential for long-term capital appreciation or current earnings than investments in U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve significant risks, including possible losses, that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could result in investment losses for the Fund. In addition, public information may not be as readily available for a foreign company as it is for a U.S. domiciled company, foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments. The Fund may purchase securities in any foreign country, developed or developing, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. securities. The markets on which such securities trade may also have less volume and liquidity. Securities acquired by the Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market will not be considered illiquid so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

You should carefully consider the substantial risks involved in investing in securities of foreign issuers, risks that are often heightened for investments in developing markets. For example, the small size, inexperience and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in such countries. The laws of some foreign countries may also limit the ability of the Fund to invest in securities of certain issuers located in those countries.

Options. The purchase and sale of stock options and stock index options, including the writing of covered call options, involve risks different from those involved with direct investments in securities. A liquid secondary market for any particular option may not be available when a position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which an option contract is based and movements in the securities in the Fund's portfolio. Successful use of option contracts is further dependent on the investment manager's ability to correctly predict movements in the securities markets and no assurance can be given that the manager's judgment will be correct. In addition, by writing covered call options, the Fund gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

For more information on the potential risks of the Fund, please see "What Are the Fund's Potential Risks?" in the SAI.


Who Manages the Fund?



The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

William Lippman
Portfolio Manager of Advisers

Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with Advisers since 1988.

Bruce C. Baughman
Portfolio Manager of Advisers

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with Advisers since 1988.


Margaret McGee
Portfolio Manager of Advisers

Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with Advisers since 1988.

Pursuant to the management agreement with the Fund, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

The Fund is responsible for its own operating expenses including, but not limited to, the Manager's fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with, or interested persons of the Manager; salaries of any personnel not affiliated with the Manager; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; and printing and other expenses which are not expressly assumed by the Manager.

Under the management agreement, the Fund is obligated to pay the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. The management fee is higher than the management fees paid by most mutual funds because of the additional research required for investments in companies with low market capitalization, which are not widely followed. The Board, however, believes the Fund's management fee is comparable to fees paid by other funds having a similar investment objective and policies.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive of such provisions limits a fund's allowable expenses as a percentage of its average net assets for each fiscal year to 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets in excess of $100 million.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The maximum amount which may be paid under the Plan is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. The fees payable under the Plan will be used primarily to pay Distributors or others who have executed a servicing agreement with the Fund, Distributors or its affiliates a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. To the extent authorized by the Board, the fees payable under the Plan may be used to reimburse Distributors or others in the promotion and distribution of Fund shares.

The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see "The Fund's Underwriter" in the SAI.


What Distributions Might I Receive from the Fund?



You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends quarterly, payable in March, June, September and December, for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of that month.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record date.) The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

Distribution Options

You may choose to receive your distributions from the Fund in any of these ways:

1. Purchase additional shares of the Fund - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

To select one of these options, please complete sections 6 and 7 of the Shareholder Application included with this Prospectus or tell your investment representative which option you prefer. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the Fund. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.


How Taxation Affects You and the Fund



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for purposes of federal income taxation you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisors with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.


How Do I Buy Shares?



Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $2,500 and subsequent investments must be $100 or more. These minimums may be waived when shares are purchased through retirement plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to buy or sell shares based upon certain predetermined market indicators.

Limited Offering

Effective when the Fund's assets total $100 million, no new accounts, other than retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your account through new purchases, including purchases through reinvestment of dividends or capital gain distributions.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions.


      Total Sales Charge

                                              As a Percentage Dealer Concession
Size of Transaction         As a Percentage    of Net Amount  as a Percentage
at Offering Price          of Offering Price    Invested      of Offering Price*

Less than $100,000                       4.50%     4.71%      4.00%
$100,000 but less than $250,000          3.75%     3.90%      3.25%
$250,000 but less than $500,000          2.75%     2.83%      2.50%
$500,000 but less than $1,000,000        2.25%     2.30%      2.00%
$1,000,000 or more                       None      None   (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)." Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. You may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

You acknowledge and agree to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

The value of Class II shares you own may be included in determining a reduced sales charge to be paid on shares of the Fund pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

If you are a member of a qualified group you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has an investment objective similar to that of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases.


How Do I Buy Shares in Connection with
Tax-Deferred Retirement Plans?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


What Programs and Privileges
Are Available to Me as a Shareholder?

Certain of the programs and privileges described in this section may not be available directly from the Fund if your shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see "Registering Your Account" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

Confirmations

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


What If My Investment Outlook Changes? - Exchange Privilege



The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

By Telephone

You or your investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If you do not wish this privilege extended to a particular account, you should notify the Fund or Investor Services.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

No exchanges into the Fund from other Franklin Templeton Funds will be accepted.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Timing Accounts

The Fund currently will not accept investments from Timing Accounts.


How Do I Sell Shares?



You may liquidate your shares at any time and receive from the Fund the value of the shares. If you completely redeem your account after the Fund's assets have reached $100 million, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account. This policy does not apply to retirement plans.

You may redeem shares in any of the following ways:

By Mail

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

By Telephone

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

Retirement Plan Accounts

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 591/2, unless the distribution meets one of the exceptions set forth in the Code.

Other Information

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.


Telephone Transactions



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only), and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.


How Are Fund Shares Valued?



The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.


How Do I Get More Information About My Investment?



Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund Code, which will be needed to access system information, is 189. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                     Hours of Operation (Pacific time)
Department Name         Telephone No.  (Monday through Friday)
Shareholder Services    1-800/632-2301  5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040  5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN  5:30 a.m. to 8:00 p.m.
                                        8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans        1-800/527-2020  5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637  5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


How Does the Fund Measure Performance?



Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield or distribution rate may be in any future period.


General Information



Reports to Shareholders

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

Organization and Voting Rights

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series or classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Conversion to Master/Feeder Structure

The Board reserves the right to convert the Fund to a master/feeder structure at a future date. Currently, the Fund invests directly in a portfolio of securities primarily of companies with market capitalization less than $100 million. Certain funds administered by the Manager participate as feeder funds in master/feeder fund structures. Under a master/feeder structure, one or more feeder funds, such as the Fund, invests its assets in a master fund which, in turn, invests its assets directly in the securities. Various state governments have adopted the North American Securities Administrators Association Guidelines for registration of master/feeder funds. If required by those guidelines, as then in effect, the Fund will seek shareholder approval prior to converting the Fund to a master/feeder structure, subject to there not being adopted a superseding contrary provision or ruling under federal law. If it is determined by the requisite regulatory authorities that such approval is not required, you will be deemed to have consented to such conversion by your purchase of Fund shares and no further shareholder approval will be sought or needed. You will, however, be informed in writing in advance of the conversion. The determination to convert the Fund to a master/feeder fund structure will not result in an increase in the fees or expenses paid by you or the Fund. The investment objective and other fundamental policies of the Fund, which can be changed only with shareholder approval, are structured so as to permit the Fund to invest directly in securities or indirectly in securities through a master/feeder fund structure.

Redemptions by the Fund

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $1,250, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.


Registering Your Account



An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




FRANKLIN
MICROCAP
VALUE FUND


STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777  DECEMBER 12, 1995
San Mateo, CA 94403-7777  1-800/DIAL BEN



Contents                                 Page

How Does the Fund Invest Its Assets?      2

What Are the Fund's Potential Risks?      4

Investment Restrictions...........        6

Officers and Trustees.............        7

Investment Advisory and Other Services    9

How Does the Fund Purchase
 Securities For Its Portfolio?....       10

How Do I Buy and Sell Shares?.....       11

How Are Fund Shares Valued?.......       14

Additional Information
 Regarding Taxation...............       15

The Fund's Underwriter............       17

General Information...............       18

Appendix..........................       21

Financial Statements..............       23


Franklin MicroCap Value Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek high total return, of which capital appreciation and income are components. The Fund seeks to achieve its objective by investing at least 65% of its total assets in securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes possess intrinsic values in excess of the current market price of such securities.

A Prospectus for the Fund, dated December 12, 1995 as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.


How Does the Fund Invest Its Assets?

As noted in the Prospectus, the Fund seeks to provide high total return, of which capital appreciation and income are components. This objective is a fundamental policy and may not be changed without approval of shareholders. The Fund seeks to accomplish its objective by investing primarily in securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes possess intrinsic values in excess of the current market price of such securities.

The Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that such technique will be successful for the Fund or that the Fund will achieve its investment objective.

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How Does the Fund Invest Its Assets?"

Loans of Portfolio Securities. As stated in the Prospectus, the Fund may make loans of its portfolio securities up to 25% of its total assets, in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

Enhanced Convertible Securities. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities), all of which have the following features. They are company issued convertible preferred stock; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity they will mandatorily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities). Typically they share most of the characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's capital structure according to the terms of the debt indenture.

There may be additional types of convertible securities which are similar to those described above in which the Fund may invest, consistent with its objective and policies.

American Depositary Receipts. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR where establishment of the issuing facility is brought about by the participation of the issuer and the depositary institution pursuant to a deposit agreement that sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities.

An unsponsored ADR has no sponsorship by the issuing facility and more than one depositary institution may be involved in its issuance. An unsponsored ADR typically clears through a depository, such as the Depository Trust Company, and therefore, there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer and is not required to distribute notices of shareholder's meetings or financial information to the holder.

Options. As noted in the Prospectus, the Fund may write covered call options on securities listed on a national securities exchange, and purchase listed call and put options on securities and securities indices for portfolio hedging purposes.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option, which amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written. The effect of the purchase is the writer's position will be canceled by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may purchase call options on securities it intends to purchase in order to limit the risk of a substantial increase in the market price of such security or on securities indices. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The Fund may also purchase put options on securities and securities indices and enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.


What Are the Fund's Potential Risks?



High Yielding, Fixed-Income Securities. The Fund may invest up to 25% of its net assets, at the time of investment, in lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as "junk bonds," although the Fund's current investment strategy is to limit such investments to less than 5% of the Fund's net assets. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed-income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service ("Moody's"), ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund may retain an issue that has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in the Prospectus and this SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities. The Fund, however, will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will, to the extent the Fund has invested in such securities, adversely impact the Fund's net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults by some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many of these securities. In addition, the Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Options. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on securities and securities indices will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Thus, it may not be possible to close such an option. The inability to close an option position could also have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such option.


Investment Restrictions



The Fund has adopted the following numbered restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. The Fund may not:

 1. Invest in securities for purposes of exercising management or control of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

 2. Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests or for other temporary or emergency purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings to meet redemption requests or for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

 4. Purchase securities on margin or underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. (This restriction does not preclude investments in marketable securities of issuers engaged in such activities.)

 6. Make loans to other persons, except by the purchase of debt obligations, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan.

 7. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

 8. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

 9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any issuer if any officer, director or trustee of the Fund or the investment advisor owns beneficially more than one-half of 1% of the outstanding securities of such issuer and all such officers, directors and trustees together own beneficially more than 5% of such securities.

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or except further that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

In addition to the restrictions above, the Fund does not intend to invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies or to purchase or hold securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale, in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days. As required by the state of Ohio and so long as required to sell shares in Ohio, the Fund may not purchase the securities of any issuer if, as to 75% of its assets at the time of purchase, more than 10% of the voting securities of any issuer would be held by the Fund. The Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions or engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the value of assets will not constitute a violation of that restriction, except as otherwise noted.


Officers and Trustees



The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).



                         Positions and Offices
Name, Age and Address    with the Trust        Principal Occupations
                                               During Past Five Years

 Frank T. Crohn (71)            Trustee
 7251 West Palmetto Park Road
 Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

*William J. Lippman (70)      President, Chief
 One Parker Plaza             Executive Officer
 Fort Lee, NJ 07024           and Trustee

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

 Charles Rubens II (65)  Trustee
 18 Park Road
 Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.


 Leonard Rubin (70)      Trustee
 501 Broad Avenue
 Ridgefield, NJ 07657

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

 Harmon E. Burns (50)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial Reporting
 San Mateo, CA 94404         and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)    Vice President
 777 Mariners Island Blvd.     and Chief
 San Mateo, CA 94404        Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (47)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Rupert H. Johnson, Jr. (55)  Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (56)         Treasurer
 777 Mariners Island Blvd.    and Principal
 San Mateo, CA 94404         Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (58)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

 R. Martin Wiskemann (68)     Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $600 per quarter plus $300 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Group of Funds.

                                            Total Fees    Number of Boards
                             Total Fees    Received from  in the Franklin
                           Received from  the Franklin   Group of Funds on
N                           the Trust*   Group of Funds**which Each Serves***
Frank T. Crohn.............    $3,900      $14,700           3
Charles Rubens, II.........    $3,900      $15,900           3
Leonard Rubin..............    $3,900      $15,900           3


*For the fiscal year ended October 31, 1995.

**For the calendar year ended December 31, 1994.

***The number of boards is based on the number of registered investment companies in the Franklin Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible.



Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. As of the date of this document, Franklin Resources, Inc. owned substantially all of the outstanding shares of the Fund as a result of having provided the Fund's initial capitalization.


Investment Advisory and Other Services



The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to a management agreement with the Fund, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed and accrued daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

The management agreement is in effect until December 11, 1997. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors.


How Does the Fund Purchase
Securities For Its Portfolio?

Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the officers of the Trust are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

How Do I Buy and Sell Shares?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectus "What If My Investment Outlook Changes? - Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

The Fund may impose a $10 charge for each returned item, against your account if, in connection with the purchase of Fund shares, you submit a check or a draft which is returned unpaid to the Fund.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by you to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the cost of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

                                   Sales
Size of Purchase - in U.S. dollars Charge
Up to $100,000                     3%
$100,000 to $1,000,000             2%
Over $1,000,000                    1%

Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Special Net Asset Value Purchases

As discussed in the Prospectus under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Fund made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made, other than by a designated benefit plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. If you execute a Letter prior to a change in the sales charge structure for the Fund you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name, unless you are a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter of Intent is executed on behalf of a designated benefit plan (such plans are described under "Description of Special Net Asset Value Purchases" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which you are redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, you may not be able to timely recover your investment and may also incur brokerage costs in selling such securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, your shares if your account has a value of less than one-half of your required initial minimum investment but only where the value of such account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $1,250 or more. In any event, before the Fund redeems such shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of the account to at least $2,500.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semiannual reports to you regarding the Fund's performance and its portfolio holdings. If you would like to receive an interim quarterly report you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.


How Are Fund Shares Valued?



As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of such securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.


Additional Information Regarding Taxation



As stated in the Prospectus, the Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividend-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that the availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds and the Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options and certain transactions involving actual or deemed short sales are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. The Fund's treatment of certain other options entered into by the Fund is generally governed by Section 1256 of the Code. These Section 1256 positions generally include listed options on debt securities, options on broad-based stock indexes, and options on securities indexes.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Gain realized by the Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.


The Fund's Underwriter



Pursuant to an underwriting agreement in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets, payable quarterly, primarily as a service fee to reimburse Distributors or others for personal services to shareholders of the Fund and/or the maintenance of shareholder accounts and also, to the extent authorized by the Board, for other marketing purposes.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1.

Certain banking institutions are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through December 11, 1996, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.


General Information



Performance

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

The average annual compounded rates of return for the Fund will be calculated according to the SEC formula:

                                       n
                                 P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof.

Yield

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Current yield figures will be obtained using the following SEC formula:

                                                6
                           Yield = 2 [( a-b + 1)  -1]
                                      ------
                                        cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current Distribution Rate

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

Other Features and Benefits

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public 114 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (2) copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (3) in addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


Appendix



Corporate Bond Ratings

Moody's

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper Ratings

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original investment maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the A category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety is, however, not as overwhelming as for issues designated A-1.





FRANKLIN MICROCAP VALUE FUND



Report of Independent Auditors







To the Shareholders and Board of Trustees of Franklin Value Investors Trust:

We have audited the accompanying statement of assets and liabilities of Franklin MicroCap Value Fund (one of the funds constituting the Franklin Value Investors Trust) as of November 29, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held as of November 29, 1995 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Franklin MicroCap Value Fund as of November 29, 1995 in conformity with generally accepted accounting principles.

                                        COOPERS& LYBRAND, L.L.P.

San Francisco, California
November 30, 1995







FRANKLIN MICROCAP VALUE FUND



Franklin Value Investors Trust



Statement of Assets and Liabilities

November 29, 1995



Assets:
 Cash held by custodian............................................... $100,000
 Unamortized organization costs.......................................    3,000
      Total assets....................................................  103,000
Liabilities:
 Accrued expenses for organization costs..............................    3,000
Net assets............................................................ $100,000

Shares of beneficial interest outstanding,
 $0.01 par value, unlimited shares
authorized............................................................    6,667

Net asset value per share.............................................   $15.00





Computation of net asset value and offering price per share:

 Net asset value, and redemption price per share ($100,000/6,667).....   $15.00

 Maximum offering price (100/95.5 of $15.00)..........................   $15.71





Note: Franklin MicroCap Value Fund ("the Fund") is an open-end, non-diversified series of the Franklin Value Investors Trust, a management investment company registered under the Investment Company Act of 1940 and organized as a Massachusetts business trust on September 11, 1989. Organization expenses are being amortized over a five-year period from the effective date of its registration under the Securities Act of 1933. As part of its organization, the Fund has issued, in a private placement, 6,667 shares of beneficial interest to Franklin Resources, Inc. at $15.00 per share. These shares have been designated as "initial shares."